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                         COMMON STOCK PURCHASE AGREEMENT

                  COMMON STOCK PURCHASE AGREEMENT (the "Agreement"), dated January 19, 2001, by and between Callmate Telecom International, Inc., a Florida corporation with its principal place of business at 65 Queen Street West, Suite 2000, P.O. Box 8 Toronto, Ontario M5H 2M5 (the "Seller"), and Mohammed Aslam Gohir an individual residing at House No. 161/3 Block-G Venar, District Venar, Pakistan, (the "Purchaser").

                                 R E C I T A L S

                  WHEREAS, the Seller is the owner of all of the Capital Stock (the "Shares") of the Companies whose names are listed in Appendix A hereto.

                  WHEREAS, the Purchaser wishes to purchase and the Seller wishes to sell the Shares at the Closing (as hereinafter defined) on the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the agreements set forth below, the parties hereby agree as follows:


























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                  1. Purchase and Sale.

                     a. Shares to be Purchased and Sold. At the Closing, the Seller agrees to sell, transfer, convey, assign and deliver to the Purchaser, the Shares free and clear of all liens, claims and encumbrances for the Purchase Price hereinafter set forth.

                     b. Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, in exchange for the Shares, Purchaser hereby agrees to return to Seller for cancellation an aggregate of 9,200,000 shares of the Seller's Common Stock, $.001 per value. (The "Payment Stock")

                     c. Closing Date. The Closing shall occur on or before January 19, 2001 (the "Closing Date") at the offices of the Seller (the "Closing"). The Closing will be subject to and conditional upon (i) the receipt and review of and satisfaction with any due diligence materials and disclosure documentation requested by Purchaser, and (ii) authorization by the Company's Board of Directors and approval by the Company's Stockholders of the Sale of the Shares.

                     d. Delivery of Shares and Payment. At the Closing, Seller will deliver to the Purchaser, certificates representing all of the Shares, which Share certificate will be appropriately endorsed over to Purchaser. At the Closing, Purchaser will deliver the certificate(s) representing the Payment Stock, which share certificate will be appropriately endorsed over to the Seller.

                  2. Representations and Warranties of the Seller

                  The Seller represents and warrants as follows:

                     a. Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the United Kingdom; the Company has all requisite corporate power and

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authority and possesses all franchises, licenses, permits, authorizations and approvals from all administrative agencies necessary to conduct its business as conducted; and it is duly qualified, licensed or domesticated and in good standing as a foreign corporation authorized to do business in any jurisdiction where the nature of its business and the activities conducted by it or the character of the properties and assets owned, leased or operated by it require such qualification, licensing or domestication.

                     b. Ownership. The Seller has the absolute right to sell and transfer the Shares to Purchaser free and clear of all liens, pledges, encumbrances or claims of rights of ownership. Upon transfer, the Shares shall be duly authorized, validly issued, fully paid and non-assessable, and no liability shall attach to the ownership thereof.

                     c. Due Execution. The execution, delivery and performance by the Seller of this Agreement are within the Seller's powers have been authorized by all appropriate corporate action and do not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Seller or any provision of the Company's Certificate of Incorporation.

                     d. Binding Effect. This Agreement, when executed and delivered will be the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with its terms.

                  3. Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Seller as follows:

                     a. Execution, Delivery, Authorization, Approval and Performance of Agreement. The execution and delivery by each Purchaser of this Agreement and its performance hereunder does not and will not conflict with or constitute a default, breach or violation under any provision of applicable law










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or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Purchaser or to which his properties is subject. This Agreement when executed and delivered by the Purchaser will constitute the legal, valid and binding agreement of the Purchaser and is enforceable in accordance with its terms.

                        (ii) The Purchaser represents that (i) he is purchasing for the Shares after having made adequate investigation of the business, finances and prospects of the Company, (ii) he has been furnished any information and materials relating to the business, finances and operation of the Company and any information and materials relating to the offer and sale of the Shares which he has requested and (iii) he has been given an opportunity to make any further inquiries desired of the management and any other personnel of the Company and has received satisfactory responses to such inquiries.

                        (iii) The Purchaser represents that he is an "accredited investor," as that term is defined in Regulation D, as amended, under the Act and that he possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision.

                        (iv) The Purchaser represents that it has the absolute right to transfer the Payment Stock to the Seller free and clear of all liens, pledges, encumbrances or claims of rights of ownerhship.
























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                  4. Miscellaneous.

                     a. Amendments, Etc. No amendment of any provision of this Agreement shall in any event be effective unless the amendment shall be in writing and signed by the Seller and the Purchaser, and no waiver nor consent to any departure by any party therefrom shall in any event be effective unless such waiver or consent shall be in writing and signed by the party waiving or consenting to such provision, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                     b. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, facsimile, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered:

                                    if to the Seller,

                                        CallMate Telecom International, Inc.
                                        65 Queen Street West, Suite 2000
                                        Toronto, Ontario M5H 2M5

                                        with a copy to

                                        Arthur S. Marcus
                                        Gersten, Savage & Kaplowitz, LLP
                                        101East 52nd Street
                                        New York, New York 10022

                                        and

                                    if to the Purchaser,

                                        Mohammed Aslam Gohir

                                        with a copy to

                                        J. Robert Manning LLB.
                                        Fox Hayes

or, as to any such party, at such other address as shall be designated by such party in a written notice to the other parties.















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                     d. No Waiver; Remedies. No failure on the part of the
Purchaser or the Seller to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                     e. Survival of Agreements, etc. The representations, warranties, covenants and provisions contained in this Agreement shall survive the date hereof and the purchase of the Shares by the Purchaser hereunder.

                     f. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                     g. Integration. This Agreement sets forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and thereby supersede any previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

                     h. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser and their respective successors and assigns, except that neither the Seller nor the Purchaser may assign this Agreement, or the rights or obligations hereunder, without the prior written consent of the other parties to this Agreement. This



















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Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements and instruments executed and performed in the State of New York.

                     i. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.




































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                  IN WITNESS WHEREOF, the parties have duly executed this
Agreement.



PURCHASER                                  SELLER

                                           CALLMATE TELECOM INTERNATIONAL, INC.

/s/ Mohammed Aslam Gohir
Mohammed Aslam Gohir
by his attorney Mohammad Sarwar Gohir      /s/ Joseph Alves
                                           ----------------
                                           By: Joseph Alves
                                           Chairman and CEO





























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